SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: October 16, 2001
(Date of earliest event reported)



                    Residential Asset Mortgage Products, Inc.
             (Exact name of registrant as specified in its charter)


Delaware                          333-60164                          41-1955181
--------                          ---------                          ----------
(State or Other Juris-           (Commission                   (I.R.S. Employer
diction of Incorporation)       File Number)                Identification No.)


       8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437
       ------------------------------------------------------------- -----
               (Address of Principal Executive Office) (Zip Code)


        Registrant's telephone number, including area code:(952) 832-7000
                                 --------------

Item 5.        Other Events.


               On or about October 25, 2001, the Registrant expects to cause the issuance and sale of Mortgage Asset-Backed Pass-Through Certificates , Series 2001-RS3 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of October 1, 2001, among the Registrant, Residential Funding Corporation, as Master Servicer and Bank One, National Association as Trustee.

               In connection with the expected sale of the Series 2001-RS3 Certificates, the Registrant has been advised by Deutsche Bank (the "Underwriter"), that the Underwriter has furnished to prospective investors certain collateral information with respect to the underwritten certificates underlying the proposed offering of the certificates, which Collateral Term Sheets are being filed electronically as exhibits to this report.

               The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

               The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the Prospectus Supplement.

               In addition, the actual characteristics and performance of the Mortgage Loans underlying the Notes may differ from the information provided in the Collateral Term Sheets, which were provided to certain investors only to give a sense of the underlying collateral which will affect the maturity, interest rate sensitivity and cash flow characteristics of the Certificates. Any difference between the collateral information in the Collateral Term Sheets and the actual characteristics of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits


        (a)    Financial Statements.

               Not applicable.

        (b)    Pro Forma Financial Information.

               Not applicable.

        (c)    Exhibits



                                 ITEM 601(A) OF
                                 REGULATION S-K
       EXHIBIT NO.                 EXHIBIT NO.                DESCRIPTION
       -----------                 -----------                -----------
            1                          99               Collateral Term Sheets

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                                   RESIDENTIAL ASSET MORTGAGE
                                                   PRODUCTS, INC.

                                                   By:  /s/ Julie Steinhagen
                                                    Name: Julie Steinhagen
                                                   Title:  Vice President




Dated: October 16, 2001

EXHIBIT INDEX


            Item 601 (a) of        Sequentially
Exhibit     Regulation S-K         Numbered
Number      Exhibit No.            Description              Format
-------     -----------            ------------------       ----------


1               99                 Collateral Term          Electronically
                                       Sheets

                                    EXHIBIT 1